Exhibit 99.1

MINING OIL, INC.

Audit Committee Charter

Summary

This is the charter for the audit committee (the “committee”) of Mining Oil, Inc., a Texas corporation (the “Company”). This charter sets forth the purpose, duties and responsibilities of the committee, in light of existing regulations and standards in the United States. It is contemplated that this charter be amended from time to time as new regulations are adopted that address the formation and operation of audit committees.

Purpose

The committee will provide assistance to the board of directors of the Company (the “board”) in fulfilling its oversight responsibility to the shareholders, potential shareholders and others relating to the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditors’ qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements.

In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. For example, among other powers, the committee possesses the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

The Company will provide for appropriate funding, as determined by the committee, for the work of the committee generally and for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report, the work of the committee and to any independent counsel or other advisers engaged by the committee.

Organization

Each member of the committee must be a member of, and will be appointed by, the board. The committee shall be comprised of at least two directors, unless a greater number is required by applicable legal or listing requirements, each of whom is “independent” of management and the Company, as that term is defined by applicable laws and regulations, including, without limitation, Section 10A(m) of the Securities Exchange Act of 1934, as amended (Section 301 of the Sarbanes-Oxley Act of 2002). The members of the committee must also meet the independence requirements of any stock exchange, automated quotation system or over-the-counter trading system on which the Company’s securities are listed or admitted for trading.

All committee members shall be financially literate. At least one member shall be an “audit committee financial expert” as defined by Securities and Exchange Commission regulations; provided, however, that if no member of the committee is eligible to be designated as an audit committee financial expert, the committee (1) may determine to continue to conduct its business on a temporary and exceptional basis without an audit committee financial expert, (2) will use its reasonable best efforts, in consultation with the full board, to add an audit committee financial expert to the committee, (3) will use its reasonable best efforts to engage advisers as it may determine to be necessary in the absence of an audit committee financial expert on the committee and (4) will assist the Company is preparing appropriate disclosure as required under Securities and Exchange Commission regulations.

Committee members may not simultaneously serve on the audit committees of more than two other public companies.

Meetings

The committee will meet as often as it determines necessary upon agreement of its members or upon notice by any of its members, but not less frequently than quarterly. The committee will meet periodically with management, the internal auditors (if applicable) and the independent auditors in separate executive sessions. The committee may request any officer or employee of the Company or any of its subsidiaries or the Company’s outside counsel or independent auditors to attend a meeting of the committee or to meet with any members of, or counsel or advisers to, the committee.

Except as otherwise provided in this Charter, the Certificate of Formation or the Bylaws of the Company, the committee will (1) keep regular minutes of its proceedings and report the same to the board and (2) fix its own rules of procedure. The committee will report its activities to the full board whenever a matter necessitates deliberation or inquiry by the full board, but in any event not less than once each year.

A majority of the members will constitute a quorum for transacting business of the committee. Notice of any meeting of the committee will be given to each member not less than 24 hours before the time of the meeting by mail, telephone, e-mail or facsimile, and no such notice need state the business proposed to be transacted at the meeting. No notice of the time or place of any meeting of the committee need be given to any member thereof who attends in person or who, in writing, executed and filed with the records of the meeting, either before or after the holding thereof, waives notice. The committee may also act by unanimous written consent.

Duties and Responsibilities

Delineation of responsibilities. The primary responsibility of the committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles (“GAAP”). Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. Management and the independent auditors will provide the committee with prompt and accurate information so that the committee can discharge its duties properly. To the extent permitted by law, the committee is entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

The members, in agreeing to serve on the committee, do so in reliance on, among other things, the provisions of the Company's Certificate of Formation that (1) together with the Bylaws of the Company, provides indemnification for their benefit and (2) provides that no director will be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director except under certain circumstances specified therein.

Flexible, pragmatic approach. The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

Specific Duties. The following are the principal duties and responsibilities of the committee, though the committee may supplement this list as appropriate:

1. Independent Auditors

The committee is directly responsible for the appointment, termination and replacement (subject, if applicable, to shareholder ratification), the compensation, and the oversight of the work of the independent auditors, including resolution of disagreements between management and the auditors regarding financial reporting. The committee is to pre-approve all audit and non-audit services provided by the independent auditors and will not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

At least annually, the committee shall obtain and review a report by the independent auditors describing:

•	The firm’s internal quality control procedures.

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Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditors and the Company (to assess the auditors’ independence).

In addition, the committee will set clear hiring policies that address the circumstances under which the Company may hire employees or former employees of the independent auditors of the Company. These policies will meet all applicable laws or regulations or the rules and regulations of any stock exchange, automated quotation system or over-the-counter trading system on which the Company’s securities are listed or admitted for trading.

2. Plan of Audit

The committee will discuss with the internal auditors (if applicable) and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

3 Internal Controls

The committee will discuss with management, the internal auditors (if applicable) and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor and manage business risk and legal and ethical compliance programs. The committee will meet separately periodically with management, the internal auditors (if applicable) and the independent auditors to discuss issues and concerns warranting committee attention. The committee will provide sufficient opportunity for the internal auditors (if applicable) and the independent auditors to meet privately with the members of the committee. The committee will review with the independent auditors any audit problems or difficulties and management’s response.

The committee will review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

4. Review of Quarterly Reports

The committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition or comparable disclosure with management and the independent auditors prior to the filing of each of the Company’s quarterly reports on Form 10-Q as may be required under applicable laws or regulations or the rules and regulations of any stock exchange, automated quotation system or over-the-counter trading system on which the Company’s securities are listed or admitted for trading. Also, the committee will discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The committee will review the disclosures made to the committee by the Company’s CEO and CFO during their certification process for the quarterly report about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

5 Review of Annual Reports

The committee will review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations or comparable disclosure to be included in the Company’s annual report on Form 10-K and any annual report as may be required under applicable laws or regulations or the rules and regulations of any stock exchange, automated quotation system or over-the-counter trading system on which the Company’s securities are listed or admitted for trading, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgements and the clarity of the disclosures in the financial statements. Also, the committee will discuss with the independent auditors the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards, including any difficulties encountered in the course of the audit work, restrictions on the scope of activities or access to requested information, and any significant disagreements with management. The committee will review the disclosures made to the committee by the Company’s CEO and CFO during their certification process for the annual report about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

6. Review and Discussion Matters

Without limiting the scope of the committee’s review, with respect to each review of a quarterly report or annual report, the review and discussion matters should include, and the committee will otherwise receive regular reports from the independent auditors on, the following:

•	All critical accounting policies and practices to be used.

•
All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, management’s position on the treatment and the treatment preferred by the independent auditors.

•	Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7. Earnings Releases

The committee will review and discuss quarterly and annual earnings press releases, including the use of pro forma or other non-GAAP financial measures, as well as financial information and earnings guidance provided to analysts and rating agencies.

8. Regulatory and Accounting Initiatives

The committee will discuss with management and the independent auditors the effect on the Company of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, reflected in the Company’s financial statements or affecting its financial condition or results of operations.

9. Risk Assessment and Management

The committee will discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

10. Procedures for Reviewing Complaints

The committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The committee is the body to whom corporate attorneys’ reports are directed to the extent they suggest evidence of violations of securities laws or breaches of fiduciary duty.

The committee will administer, interpret and enforce the Company’s Code of Ethics and Business Conduct. The committee will review and reassess the adequacy of that Code annually and recommend any proposed changes to the Board.

11. Reports

The committee will review with management and the independent auditors any disclosure by the Company with respect to the committee’s policies and procedures and/or the fees paid by the Company for audit and non-audit services to the independent auditors to the extent required under applicable laws or regulations or the rules and regulations of any stock exchange, automated quotation system or over-the-counter trading system on which the Company’s securities are listed or admitted for trading.

The committee will prepare a report to be included in the Company’s annual proxy statement or annual report if required under applicable laws or regulations or the rules and regulations of any stock exchange, automated quotation system or over-the-counter trading system on which the Company’s securities are listed or admitted for trading.

12. Review and Approval of Related Party Transactions

The committee will review all related party transactions (as that term is defined in Item 404 of Regulation S-K) for potential conflicts of interest. All such transactions will be approved by the Committee.

13. Review of Committee and Charter

The committee will perform an evaluation of its performance at least annually to determine whether it is functioning effectively. The committee will also review and reassess the charter at least annually, and will submit to the full board any amendments suggested by the committee.